UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 01, 2023

Xperi Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41486	83-4470363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2190 Gold Street
San Jose, California		95002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 519-9100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2023, the Compensation Committee of the Board of Directors (the “Board”) of Xperi Inc. (the “Company”) established that the 2023 target bonus amounts for its named executive officers will be weighted as follows: 60% (80% with respect to Jon Kirchner, the Company’s Chief Executive Officer) based on the Company’s financial performance against its performance bonus plan for executive officers and 40% (20% with respect to Mr. Kirchner) based on the achievement of certain operating objectives.

Item 5.08. Shareholder Director Nominations.

The Board determined that the Company’s first annual meeting of stockholders (the “Annual Meeting”) will be held on April 27, 2023, at 7:30 a.m., Pacific Standard Time at the Cambria Hotel located at 26400 Rondell Street, Calabasas, California 91302. The Board has established the close of business on February 28, 2023 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Company did not hold an annual meeting during the previous calendar year. Accordingly, if any stockholder of the Company intends to nominate a person for election to the Board or to propose other business for consideration at the Annual Meeting, including any proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for submitting notice of such nomination or proposal is the close of business on February 12, 2023 (the tenth day following the public announcement of the date of the Annual Meeting). Any notice should be delivered to the Company at 2190 Gold Street, San Jose, California, 95002, Attention: Secretary. Any nomination or proposal must comply with Delaware law, the rules and regulations of the Securities and Exchange Commission and the Company’s Bylaws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2023	Xperi Inc.

	By:	/s/ Robert Andersen
	Name:	Robert Andersen

	Title:	Chief Financial Officer